UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

June 2, 2011

Serena Software, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-25285	94-2669809
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1900 Seaport Boulevard Redwood City, California	94063-5587
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (650) 481-3400

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On June 2, 2011, the board of directors of Serena Software, Inc. approved the FY 2012 Executive Annual Incentive Plan for our executive officers. The annual target bonuses under this plan are equal to 100% of the participant’s annual base salary for our President and Chief Executive Officer, 75% of the participant’s annual base salary for our Senior Vice President, Chief Financial Officer, and 50% of the participant’s annual base salary for our Senior Vice President, Worldwide Marketing, Senior Vice President, SBM Solutions and Senior Vice President, General Counsel. The actual bonus amounts are subject to achievement of the following performance metrics: (a) with regard to our President and Chief Executive Officer and Senior Vice President, Chief Financial Officer, achievement of annual net license revenue and EBITA (earnings before interest, taxes and amortization) targets under our FY 2012 operating plan, weighted equally; and (b) with regard to our Senior Vice President, Worldwide Marketing, Senior Vice President, SBM Solutions, and Senior Vice President, General Counsel, achievement of annual net license revenue and EBITA targets under our FY 2012 operating plan and achievement of management objectives, including functional area performance metrics, weighted at 30%, 50% and 20%, respectively. For bonus amounts based on the achievement of net license revenue, achievement of less than 85% of the metric will result in no payout of the applicable target bonus amount, achievement of 100% of the metric will result in a 100% payout of the applicable target bonus amount and achievement of 115% of the applicable metric will result in a 200% payout of the applicable target bonus amount. For bonus amounts based on the achievement of EBITA, achievement of less than 90% of the metric will result in no payout of the applicable target bonus amount, achievement of 100% of the metric will result in a 100% payout of the applicable target bonus amount and achievement of 107.5% of the applicable metric will result in a 200% payout of the applicable target bonus amount. Payouts based on the achievement of net license revenue and EBITA are capped at 200% of the applicable target bonus amount, and payouts based on the achievement of management objectives are capped at 125% of the applicable target bonus amount. The cash incentive bonuses will be calculated and paid on an annual basis for our President and Chief Executive Officer and Senior Vice President, Chief Financial Officer, and on a semi-annual basis for our Senior Vice President, Worldwide Marketing, Senior Vice President, SBM Solutions, and Senior Vice President, General Counsel.

Item 9.01 Exhibits.

(d) Exhibits

Exhibit No.	Exhibit Description
10.1	FY 2012 Executive Annual Incentive Plan

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SERENA SOFTWARE, INC.

By:	/s/ Edward Malysz
	Name:	Edward F. Malysz
	Title:	Senior Vice President, General Counsel

Date: June 8, 2011

Exhibit Index

Exhibit No.	Exhibit Description
10.1	FY 2012 Executive Annual Incentive Plan